Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2021
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information	Supplemental Cash Flow Information
a)The following is a tabular reconciliation of the Company's cash, cash equivalents and restricted cash balances for the periods presented in the Company's consolidated statements of cash flows:

	December 31, 2021 $	December 31, 2020 $	December 31, 2019 $	December 31, 2018 $
Cash and cash equivalents	92,069	206,762	160,221	149,014
Restricted cash – current	11,888	8,358	53,689	38,329
Restricted cash – long-term	38,100	42,823	39,381	35,521
Total	142,057	257,943	253,291	222,864

The Company maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 13), performance bond collateral and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.
b)The changes in operating assets and liabilities for years ended December 31, 2021, 2020 and 2019 are as follows:

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Accounts receivable	(21,874)	5,829	6,184
Prepaid expenses and other current assets	(10,082)	(2,463)	3,348
Accounts payable	5,315	(211)	1,264
Accrued liabilities and other long-term liabilities	(15,912)	(1,484)	(252)
Unearned revenue and long-term unearned revenue	(14,419)	(2,675)	(197)
Advances to and from affiliates	4,567	9,368	(6,007)
Receipts from direct financing and sales-type leases (note 6)	15,013	274,562	17,073
Expenditures for dry docking	(32,808)	(5,259)	(12,358)
Other operating assets and liabilities	(7,355)	(3,436)	(1,122)
Total	(77,555)	274,231	7,933

c)Cash interest paid (including realized losses on interest rate swaps) on long-term debt, advances from affiliates and obligations related to finance leases, net of amounts capitalized, during the years ended December 31, 2021, 2020 and 2019 totaled $171.5 million, $170.0 million and $193.3 million, respectively.
d)During the years ended December 31, 2021, 2020 and 2019, cash paid for taxes was $6.9 million, $3.5 million and $3.7 million, respectively.
e)The sales of the Toledo Spirit by its owner during the year ended December 31, 2019 resulted in the vessel being returned to its owner with the obligation related to finance lease being concurrently extinguished. As a result, the sale of the vessel and the concurrent extinguishment of the corresponding obligation related to finance lease of $23.6 million for the year ended December 31, 2019, was treated as a non-cash transaction in the Company's consolidated statements of cash flows.
f)As at December 31, 2018, the Company had advanced $79.1 million to the Bahrain LNG Joint Venture and these advances were repayable on November 14, 2019. On the repayment date, the Company agreed to convert $7.9 million of advances into equity and agreed to convert the remaining advances of $71.2 million into a subordinated loan at an interest rate of 6% with no fixed repayment terms. Both of these transactions were treated as non-cash transactions in the Company's consolidated statements of cash flows for the year ended December 31, 2019.
g)On May 11, 2020, Teekay and the Company eliminated all of the Company's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a subsidiary of Teekay of newly-issued common units of the Company (see Note 12e). This transaction was treated as a non-cash transaction in the Company's consolidated statements of cash flows.